Exhibit 99.1
450 Lexington Avenue : New York, NY 10017 : 800.468.7526

FOR IMMEDIATE RELEASE

CONTACT:
Stacy Slater
Senior Vice President, Investor Relations
800.468.7526
stacy.slater@brixmor.com
BRIXMOR PROPERTY GROUP REPORTS FIRST QUARTER 2021 RESULTS
NEW YORK, MAY 3, 2021 - Brixmor Property Group Inc. (NYSE: BRX) (“Brixmor” or the “Company”) announced today its operating results for the three months ended March 31, 2021. For the three months ended March 31, 2021 and 2020, net income was $0.18 per diluted share and $0.20 per diluted share, respectively.

Key highlights for the three months ended March 31, 2021 include:
•Continued improvement in rent collections, with 94.2% of billed based rent for the three months ended March 31, 2021 collected (as of April 27, 2021)
◦Including rent deferral and abatement agreements, total addressed billed base rent was 95.9% for the three months ended March 31, 2021 (as of April 27, 2021)
◦Approximately 98% of the Company’s annualized base rent (“ABR”) is open and operating
◦See COVID-19 update below for additional information on rent collection levels
•Executed 1.4 million square feet of new and renewal leases, with rent spreads on comparable space of 7.0%, including 0.7 million square feet of new leases, with rent spreads on comparable space of 20.3%
•Realized total leased occupancy of 90.8%, anchor leased occupancy of 93.8% and small shop leased occupancy of 84.2%
◦Leased to billed occupancy spread of 300 basis points, representing $40.4 million of annualized base rent not yet commenced
•Reported a decrease in same property NOI of 1.5%
•Reported NAREIT FFO of $130.5 million, or $0.44 per diluted share, reflecting $4.3 million of revenues deemed uncollectible and a $1.6 million reversal of straight-line rental income, net primarily related to COVID-19
◦NAREIT FFO included items that impact FFO comparability, including litigation and other non-routine legal expenses, a loss on extinguishment of debt, net and transaction expenses of ($3.1) million, or ($0.01) per diluted share
•Stabilized $28.4 million of reinvestment projects at an average incremental NOI yield of 11%, with the in process reinvestment pipeline now totaling $409.2 million at an expected average incremental NOI yield of 9%
•Completed $33.2 million of dispositions and $3.6 million of acquisitions
•Issued $350.0 million of Senior Notes due 2028 and repaid a $350.0 million term loan scheduled to mature December 12, 2023

Subsequent events include:
•Acquired The Center of Bonita Springs, in the Cape Coral-Fort Myers, Florida MSA, for $48.5 million
•Updated previously provided NAREIT FFO per diluted share expectations for 2021 to $1.60 – 1.70 from $1.56 – 1.70 and same property NOI growth expectations for 2021 to 1.0 – 3.0% from (1.0) – 3.0%

“Our balanced business plan and portfolio of well-located shopping centers have not only outperformed through the pandemic, but they position us to continue to outperform through the recovery given our accelerating leasing productivity, our significant signed but not commenced pipeline, our stabilizing reinvestments at highly accretive returns, and our ongoing opportunity to drive both rate and occupancy,” commented James Taylor, Chief Executive Officer and President.

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450 Lexington Avenue : New York, NY 10017 : 800.468.7526
COVID-19 UPDATE
•A summary of trends in billed base rent collected, rent deferrals and abatements and total addressed billed base rent follows:

(as of April 27, 2021)	Percent of 2Q20 Billed Base Rent Collected	Percent of 3Q20 Billed Base Rent Collected	Percent of 4Q20 Billed Base Rent Collected	Percent of 1Q21 Billed Base Rent Collected
Essential tenants	99.3%	99.2%	99.4%	99.1%
Hybrid tenants	88.3%	90.9%	92.2%	92.7%
Other retail / services	78.3%	86.1%	89.8%	91.1%
Total	87.9%	91.7%	93.7%	94.2%
Rent deferrals and abatements	7.4%	4.3%	2.8%	1.7%
Total addressed billed base rent	95.3%	96.0%	96.5%	95.9%
•Collected 94.2% of billed base rent for April 2021 and entered into rent deferral and abatement agreements representing 0.8% of billed base rent, resulting in total addressed billed base rent of 95.0% for April (as of April 27, 2021)
•Net reserves associated with base rent during the three months ended March 31, 2021 represented 85.6% of accrued but uncollected base rent, comprised of net reserves representing 78.2% of rent deferrals (not lease modifications) and 87.0% of accrued but uncollected and unaddressed (under negotiation) base rent
•Net reserves associated with base rent during the nine months ended December 31, 2020 represented 82.6% of accrued but uncollected base rent, comprised of net reserves representing 66.0% of rent deferrals (not lease modifications) and 97.1% of accrued but uncollected and unaddressed (under negotiation) base rent

FINANCIAL HIGHLIGHTS
Net Income
•For the three months ended March 31, 2021 and 2020, net income was $52.4 million, or $0.18 per diluted share, and $59.8 million, or $0.20 per diluted share, respectively.

NAREIT FFO
•For the three months ended March 31, 2021 and 2020, NAREIT FFO was $130.5 million, or $0.44 per diluted share, and $137.5 million, or $0.46 per diluted share, respectively. Results for the three months ended March 31, 2021 and 2020 include items that impact FFO comparability, including litigation and other non-routine legal expenses, a loss on extinguishment of debt, net and transaction expenses of ($3.1) million, or ($0.01) per diluted share, and ($0.5) million, or ($0.00) per diluted share, respectively.

Same Property NOI Performance
•For the three months ended March 31, 2021, the Company reported a decrease in same property NOI of 1.5% versus the comparable 2020 period.

Dividend
•The Company’s Board of Directors declared a quarterly cash dividend of $0.215 per common share (equivalent to $0.860 per annum) for the second quarter of 2021.
•The dividend is payable on July 15, 2021 to stockholders of record on July 6, 2021, representing an ex-dividend date of July 2, 2021.

450 Lexington Avenue : New York, NY 10017 : 800.468.7526
PORTFOLIO AND INVESTMENT ACTIVITY
Value Enhancing Reinvestment Opportunities
•During the three months ended March 31, 2021, the Company stabilized 11 value enhancing reinvestment projects with a total aggregate net cost of approximately $28.4 million at an average incremental NOI yield of 11% and added seven new reinvestment projects to its in process pipeline. Projects added include three anchor space repositioning projects, three outparcel development projects and one redevelopment project, with a total aggregate net estimated cost of approximately $34.3 million at an expected average incremental NOI yield of 7%.
•At March 31, 2021, the value enhancing reinvestment in process pipeline was comprised of 57 projects with an aggregate net estimated cost of approximately $409.2 million at an expected average incremental NOI yield of 9%. The in process pipeline includes 20 anchor space repositioning projects with an aggregate net estimated cost of approximately $98.9 million at an expected incremental NOI yield of 9 to 14%; 16 outparcel development projects with an aggregate net estimated cost of approximately $29.5 million at an expected average incremental NOI yield of 11%; and 21 redevelopment projects with an aggregate net estimated cost of approximately $280.8 million at an expected average incremental NOI yield of 9%.
•Due to COVID-19, there is inherent uncertainty as it relates to the Company’s reinvestment projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields.

Acquisitions
•During the three months ended March 31, 2021, the Company acquired an outparcel adjacent to an existing center and land associated with an existing center and terminated a ground lease and acquired the associated land parcel at an existing center for a combined purchase price of $3.6 million.
•Subsequent to March 31, 2021, the Company acquired The Center of Bonita Springs, a 281,000 square foot community shopping center located in the high-income market of Bonita Springs, Florida (Cape Coral-Fort Myers, Florida MSA), for $48.5 million. The Center of Bonita Springs is anchored by a highly-productive Publix and Bealls Outlet|Home Centric and has significant near-term value creation opportunity. The property complements the Company’s four other assets in Southwest Florida, three of which have recently been or currently are in redevelopment, and is ten miles from its 99% leased Park Shore Plaza in Naples, Florida.

Dispositions
•During the three months ended March 31, 2021, the Company generated approximately $33.2 million of gross proceeds on the disposition of four shopping centers, as well as four partial properties, comprised of 0.6 million square feet of gross leasable area.

CAPITAL STRUCTURE
•As previously announced, during the three months ended March 31, 2021, the Company’s Operating Partnership, Brixmor Operating Partnership LP, issued $350.0 million aggregate principal amount of 2.250% Senior Notes due 2028. The net proceeds from the offering were utilized to repay the Company’s $350.0 million term loan scheduled to mature December 12, 2023.
•At March 31, 2021, the Company had $1.6 billion of total liquidity, comprised of $372.7 million of cash, cash equivalents and restricted cash and $1.2 billion of availability under its Revolving Credit Facility. The Company has no debt maturities in 2021 and only $250.0 million of debt maturities in 2022.

450 Lexington Avenue : New York, NY 10017 : 800.468.7526
GUIDANCE
•The Company has updated its previously provided NAREIT FFO per diluted share expectations for 2021 to $1.60 – 1.70 from $1.56 – 1.70 and its same property NOI growth expectations for 2021 to 1.0 – 3.0% from (1.0) – 3.0%.
•With respect to future periods, the Company’s updated guidance:
◦Reflects anticipated transaction activity
◦Does not contemplate any tenants moving to or from a cash basis of accounting, either of which may result in significant volatility in straight-line rental income
◦Does not include any additional items that impact FFO comparability, including litigation and other non-routine legal expenses, loss on debt extinguishment, net and transaction expenses, or any one-time items
•The following table provides a reconciliation of the range of the Company’s 2021 estimated net income attributable to common stockholders to NAREIT FFO:

(Unaudited, dollars in millions, except per share amounts)	2021E	2021E Per Diluted Share
Net income attributable to common stockholders	$162 - $192	$0.55 - $0.65
Depreciation and amortization	319	1.07
Impairment of real estate assets	1	0.00
Gain on sale of real estate assets	(6)	(0.02)
NAREIT FFO	$476 - $506	$1.60 - $1.70

CONNECT WITH BRIXMOR
•For additional information, please visit www.brixmor.com;
•Follow Brixmor on:
◦Twitter at https://twitter.com/Brixmor
◦Facebook at https://www.facebook.com/Brixmor
◦Instagram at https://www.instagram.com/brixmorpropertygroup
◦YouTube at https://www.youtube.com/user/Brixmor; and
•Find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

CONFERENCE CALL AND SUPPLEMENTAL INFORMATION
The Company will host a teleconference on Tuesday, May 4, 2021 at 10:00 AM ET. To participate, please dial 877.705.6003 (domestic) or 201.493.6725 (international) within 15 minutes of the scheduled start of the call. The teleconference can also be accessed via a live webcast at www.brixmor.com in the Investors section. A replay of the teleconference will be available through midnight ET on May 18, 2021 by dialing 844.512.2921 (domestic) or 412.317.6671 (international) (Passcode: 13717945) or via the web through May 4, 2022 at www.brixmor.com in the Investors section.

The Company’s Supplemental Disclosure will be posted at www.brixmor.com in the Investors section. These materials are also available to all interested parties upon request to the Company at investorrelations@brixmor.com or 800.468.7526.

NON-GAAP PERFORMANCE MEASURES
The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP)

450 Lexington Avenue : New York, NY 10017 : 800.468.7526
as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance. A reconciliation of these non-GAAP performance measures to net income is presented in the attached table.

NAREIT FFO
NAREIT FFO is a supplemental, non-GAAP performance measure utilized to evaluate the operating and financial performance of real estate companies. The National Association of Real Estate Investment Trusts (“NAREIT”) defines FFO as net income (loss), calculated in accordance with GAAP, excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis. Considering the nature of its business as a real estate owner and operator, the Company believes that NAREIT FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

Same Property NOI
Same property NOI is a supplemental, non-GAAP performance measure utilized to evaluate the operating performance of real estate companies. Same property NOI is calculated (using properties owned for the entirety of both periods and excluding properties under development and completed new development properties which have been stabilized for less than one year) as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents and other revenues) less direct property operating expenses (operating costs and real estate taxes). Same property NOI excludes (i) corporate level expenses (including general and administrative), (ii) lease termination fees, (iii) straight-line rental income, net, (iv) accretion of below-market leases, net of amortization of above-market leases and tenant inducements, (v) straight-line ground rent expense, and (vi) income / expense associated with the Company’s captive insurance company. Considering the nature of its business as a real estate owner and operator, the Company believes that same property NOI is useful to investors in measuring the operating performance of its property portfolio because the definition excludes various items included in net income that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as depreciation and amortization and corporate level expenses (including general and administrative), and because it eliminates disparities in NOI due to the acquisition or disposition of properties or the stabilization of completed new development properties during the period presented and therefore provides a more consistent metric for comparing the operating performance of the Company's real estate between periods.

ABOUT BRIXMOR PROPERTY GROUP
Brixmor (NYSE: BRX) is a real estate investment trust (REIT) that owns and operates a high-quality, national portfolio of open-air shopping centers. Its 389 retail centers comprise approximately 68 million square feet of prime retail space in established trade areas. The Company strives to own and operate shopping centers that reflect Brixmor’s vision “to be the center of the communities we serve” and are home to a diverse mix of thriving national, regional and local retailers. Brixmor is a proud real estate partner to approximately 5,000 retailers including The TJX Companies, The Kroger Co., Publix Super Markets and Ross Stores.

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450 Lexington Avenue : New York, NY 10017 : 800.468.7526
Brixmor announces material information to its investors in SEC filings and press releases and on public conference calls, webcasts and the “Investors” page of its website at www.brixmor.com. The Company also uses social media to communicate with its investors and the public, and the information Brixmor posts on social media may be deemed material information. Therefore, Brixmor encourages investors and others interested in the Company to review the information that it posts on its website and on its social media channels.

SAFE HARBOR LANGUAGE
This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Currently, one of the most significant factors that could cause actual outcomes or results to differ materially from forward-looking statements is the adverse effect of the current pandemic of the novel coronavirus, or COVID-19, on the financial condition, operating results and cash flows of the Company, the Company’s tenants, the real estate market, the financial markets and the global economy. The COVID-19 pandemic has impacted the Company and its tenants significantly, and the extent to which it continues to impact the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the speed and effectiveness of vaccine and treatment developments and their deployment, public adoption rates of COVID-19 vaccines, potential mutations of COVID-19, including SARS-CoV-2 and the response thereto, the direct and indirect economic effects of the pandemic and containment measures, and potential sustained changes in consumer behavior, among others. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.
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CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	3/31/21	12/31/20
Assets
Real estate
Land	$1,737,338	$1,740,263
Buildings and tenant improvements	7,760,203	7,714,105
Construction in progress	125,837	142,745
Lease intangibles	557,470	566,448
	10,180,848	10,163,561
Accumulated depreciation and amortization	(2,706,805)	(2,659,448)
Real estate, net	7,474,043	7,504,113
Cash and cash equivalents	371,402	368,675
Restricted cash	1,282	1,412
Marketable securities	18,737	19,548
Receivables, net	231,461	240,323
Deferred charges and prepaid expenses, net	136,251	139,260
Real estate assets held for sale	12,389	18,014
Other assets	49,521	50,802
Total assets	$8,295,086	$8,342,147

Liabilities
Debt obligations, net	$5,165,861	$5,167,330
Accounts payable, accrued expenses and other liabilities	458,022	494,116
Total liabilities	5,623,883	5,661,446

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
306,073,386 and 305,621,403 shares issued and 296,946,394 and 296,494,411
shares outstanding	2,969	2,965
Additional paid-in capital	3,211,665	3,213,990
Accumulated other comprehensive loss	(22,486)	(28,058)
Distributions in excess of net income	(520,945)	(508,196)
Total equity	2,671,203	2,680,701
Total liabilities and equity	$8,295,086	$8,342,147

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CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/21	3/31/20
Revenues
Rental income	$276,461	$280,402
Other revenues	3,285	1,899
Total revenues	279,746	282,301

Operating expenses
Operating costs	31,385	30,356
Real estate taxes	42,888	42,864
Depreciation and amortization	83,420	83,017
Impairment of real estate assets	1,467	4,598
General and administrative	24,645	22,597
Total operating expenses	183,805	183,432

Other income (expense)
Dividends and interest	87	124
Interest expense	(48,994)	(47,354)
Gain on sale of real estate assets	5,764	8,905
Loss on extinguishment of debt, net	(1,197)	(5)
Other	770	(758)
Total other expense	(43,570)	(39,088)

Net income	$52,371	$59,781

Net income per common share:
Basic	$0.18	$0.20
Diluted	$0.18	$0.20
Weighted average shares:
Basic	297,110	297,841
Diluted	297,846	298,264

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FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/21	3/31/20

Net income	$52,371	$59,781
Depreciation and amortization related to real estate	82,455	82,020
Gain on sale of real estate assets	(5,764)	(8,905)
Impairment of real estate assets	1,467	4,598
NAREIT FFO	$130,529	$137,494

NAREIT FFO per diluted share	$0.44	$0.46
Weighted average diluted shares outstanding	297,846	298,264

Items that impact FFO comparability
Litigation and other non-routine legal expenses	$(1,831)	$(522)
Loss on extinguishment of debt, net	(1,197)	(5)
Transaction expenses	(32)	(12)
Total items that impact FFO comparability	$(3,060)	$(539)
Items that impact FFO comparability, net per share	$(0.01)	$(0.00)

Additional Disclosures
Straight-line rental income, net (1)	$2,272	$(2,137)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	984	3,371
Straight-line ground rent expense (2)	(46)	(35)

Dividends declared per share	$0.215	$0.285
Dividends declared	$63,843	$84,488
Dividend payout ratio (as % of NAREIT FFO)	48.9%	61.4%

(1) Includes straight-line rental income reversals of $1.6 million and $7.9 million for the three months ended March 31, 2021 and 2020, respectively.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

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SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended
	3/31/21	3/31/20	Change
Same Property NOI Analysis
Number of properties	380	380	—
Percent billed	87.9%	89.4%	(1.5)%
Percent leased	90.9%	92.6%	(1.7)%

Revenues
Base rent	$201,279	$205,397
Expense reimbursements	62,514	62,911
Revenues deemed uncollectible	(4,330)	(5,929)
Ancillary and other rental income / Other revenues	7,554	5,919
Percentage rents	2,291	1,831
	269,308	270,129	(0.3)%
Operating expenses
Operating costs	(30,563)	(29,036)
Real estate taxes	(41,918)	(41,325)
	(72,481)	(70,361)	3.0%
Same property NOI	$196,827	$199,768	(1.5)%

NOI margin	73.1%	74.0%
Expense recovery ratio	86.2%	89.4%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution
Base rent - excluding COVID-19 rent deferrals (lease modifications) and rent abatements	$(1,831)	(0.9)%
Base rent - COVID-19 rent deferrals (lease modifications) and rent abatements	(2,287)	(1.2)%
Revenues deemed uncollectible	1,599	0.8%
Net recoveries	(2,517)	(1.2)%
Ancillary and other rental income / Other revenues	1,635	0.8%
Percentage rents	460	0.2%
		(1.5)%

Reconciliation of Net Income to Same Property NOI
Same property NOI	$196,827	$199,768
Adjustments:
Non-same property NOI	4,052	6,726
Lease termination fees	1,384	1,388
Straight-line rental income, net	2,272	(2,137)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	984	3,371
Straight-line ground rent expense	(46)	(35)
Depreciation and amortization	(83,420)	(83,017)
Impairment of real estate assets	(1,467)	(4,598)
General and administrative	(24,645)	(22,597)
Total other expense	(43,570)	(39,088)
Net income	$52,371	$59,781

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